Exhibit 10.11

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT is entered into as of the [     ]th day of November, 2025, between 21Shares XRP ETF, a Delaware statutory trust organized and existing under the laws of Delaware (the “Trust”), and 21Shares US LLC, a limited liability company organized and existing under the laws of Delaware (the “Purchaser”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

I. PURCHASE AND SALE OF THE SHARES

(1) SALE AND ISSUANCE OF SHARES. Subject to the terms and conditions of this Agreement, the Trust agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Trust, [       ] shares of beneficial interest, representing fractional undivided beneficial interests in the net assets of the Trust (the “Shares”), at a price per Share of $[      ] for an aggregate purchase price of $[      ] (the “Purchase Price”) (such Shares, the “Seed Creation Baskets”).

II. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER. The Purchaser hereby represents and warrants to, and covenants for the benefit of, the Trust that:

(1) PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made by the Trust with the Purchaser in reliance upon the Purchaser’s representation to the Trust, which by the Purchaser’s execution of this Agreement the Purchaser hereby confirms, that the Shares are being acquired for investment for the Purchaser’s own account, and not as a nominee or agent and not with a view to the resale or distribution by the Purchaser of any of the Shares, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Shares, in either case in violation of any securities registration requirement under applicable law, but subject nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.

The Trust represents the following:

(i) A registration statement on Form S-1 (File No. 333-282942) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the various parts of the Initial Registration Statement, including all exhibits thereto and including the information contained in the form of final prospectus when filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”) in accordance with Section 3(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement, each as amended as of the date hereof, are hereinafter collectively called the “Registration Statement”; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”);

(ii) Each of the Shares comprising the Seed Creation Baskets shall be duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and as of the time of payment of the Purchase Price by the Purchaser (the “Closing Time”) will conform in all material respects to the description of the Shares comprising the Seed Creation Baskets contained in the Prospectus;

(iii) The issuance and sale of the Shares comprising the Seed Creation Baskets by the Trust and the compliance by the Sponsor and the Trust with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Sponsor or the Trust is a party or by which the Sponsor, or the Trust is bound or to which any of the property or assets of the Sponsor or the Trust is subject, except where such conflict, breach or violation, as the case may be, would not have a material adverse effect on the ability of the Sponsor or the Trust to perform its obligations under this Agreement, nor will such action result in any violation of the provisions of the constitutive documents of the Sponsor, the Trust, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Sponsor, or the Trust or any of their respective properties, except where such violation would not have a material adverse effect on the ability of the Sponsor to perform its obligations under this Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares comprising the Seed Creation Baskets hereunder or the consummation by the Sponsor or the Trust of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under the rules of the Financial Industry Regulatory Authority (“FINRA”), state securities, commodities or Blue Sky laws in connection with the purchase and distribution by the Purchaser of the Shares comprising the Seed Creation Baskets

The Purchaser agrees that any sales of any Shares comprising the Seed Creation Baskets will be effected in a manner consistent with the Plan of Distribution contained in the Prospectus and that it shall deliver a Prospectus with any such sales when required by law.

By executing this Agreement, the Purchaser further represents that the Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

(2) INVESTMENT EXPERIENCE. The Purchaser acknowledges that it can bear the economic risk of the investment for an indefinite period of time and has such knowledge and experience in financial and business matters (and particularly in the business in which the Trust operates) as to be capable of evaluating the merits and risks of the investment in the Shares. The Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “1933 Act”).

(3) RESTRICTED SECURITIES. The Purchaser understands that the Shares are characterized as “restricted securities” under the United States securities laws inasmuch as they are being acquired from the Trust in a transaction not involving a public offering and that under such laws and applicable regulations such Shares may be resold without registration under the 1933 Act only in certain circumstances. In this connection, the Purchaser represents that it understands the resale limitations imposed by the 1933 Act and is generally familiar with the existing resale limitations imposed by Rule 144 under the 1933 Act.

(4)   LEGENDS. It is understood that the certificate evidencing the Shares, if any, may bear either or both of the following legends:

(i) “These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the Shares under such Act or an opinion of counsel reasonably satisfactory to the Trustee of 21Shares XRP ETF that such registration is not required.”

(ii) Any legend required by the laws of any other applicable jurisdiction.

The Purchaser and the Trust agree that the legends contained in the paragraph above shall be removed at a holder’s request when they are no longer necessary to ensure compliance with federal securities laws.

(5) COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

21Shares XRP ETF*

21Shares US LLC, as Sponsor of the Trust

By:
Name:
Title:

21Shares US LLC

By:
Name:
Title:

*	The registrant is a trust, and the undersigned is signing in their capacity as an officer of 21Shares US LLC, the Sponsor of the Trust.

[Signature Page to Subscription Agreement]

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